Exhibit 10.19

Addendum No. 10 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco — CHESF and Trikem S/A, on 06/02/1998.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO, operator of electric power public services, established in the City of Recife, State of Pernambuco, at Rua Delmiro Gouveia number 333, District of Bongi, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 33 541 368/0001-16 and in the Fiscal Registry of the State of Pernambuco under number 18 1 001 0005584-6, hereinafter referred to as CHESF, and TRIKEM S/A, with its industrial facilities in the Municipality of Maceió, State of Alagoas, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 13 558 226/0013-98 and in the Fiscal Registry of the State of Alagoas under number 240 07111-5, hereinafter referred to as CONSUMER, the parties being represented by their Directors who signed “in-fine”, have mutually adjusted this ADDENDUM TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER.

CONSIDERING:

Considering the present energetic situation in Brazil, and pursuant to Resolution No. 4, of May 22, 2001, Article 13, item I, of the Board for Management of the Electric Energy Crisis — GCE, the CONSUMER requested a revision in the amounts of the contracted demand, which has been accepted by CHESF according to the following clauses:

1st CLAUSE:	The subject matter of this ADDENDUM is to change the contractual demand established in the Contract of Potency Reserve and Supply of Electric Power, appended hereby, according to the table below.

		PERIOD	PERIOD
		OF THE	OF THE	MONTHLY
PERIOD OF SUPPLY		YEAR	YEAR	(VALUES IN KW)
Item	Month/Year			Peak	Out of Peak
01	November/2001	Dry	11/01-22, 2001	127,500	127,500
			11/23-30, 2001	147,000	147,000

2nd CLAUSE - In the event of regularization of the energetic situation in Brazil, upon the end of the Emergency Program for Reduction of Electric Energy Consumption, and as directed by the Board for Management of the Electric Energy Crisis — GCE, CHESF might effect the return of the demand to the levels of the Contract appended hereby, with previous notification to the CONSUMER.

3rd CLAUSE - All Clauses in the Contract of Potency Reserve and Supply of Electric Power, between CHESF and the CONSUMER, with respect to the provisions that expressly or implicitly are not conflicting hereto, remain unchanged.

Being thus agreed, the parties sign this instrument on 3 (three) copies of equal content and configuration, which were read and found conforming, jointly to the witnesses below.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO — CHESF

(Signed by)	(Signed by)
Mozart de Siqueira Campos Araujo,	Paulo de Tarso da Costa,
Director President	Operations Director

TRIKEM S/A.

(illegible signature)	(illegible signature)
name: MANOEL CARNAÚBA CORTEZ	name: JORGE SANTOS FIGUEIREDO NETO
position: Superintendent Director	position: Responsible for Chlorine Soda Production

WITNESSES:

(Signed by)	(Signed by)
ÁLVARO CEZAR O. ALMEIDA	JOÃO HENRIQUE DE ARAÚJO FRANKLIN NETO
CPF: 186 754 685-04	CPF: 192 420 694-34